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                                                        EXHIBIT 10.39

                              AMENDMENT NUMBER ONE
                                     TO THE
                            BW/IP INTERNATIONAL, INC.
                                 RETIREMENT PLAN
                 (AS AMENDED AND RESTATED AS OF AUGUST 1, 1996)


The BW/IP International, Inc. Retirement Plan, as amended and restated as of August 1, 1996 (the "Plan"), is hereby amended in the following respects:

1. LIMITS ON PARTICIPATION.
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The definition of the term Eligible Employee contained in Section 2 of the Plan is hereby amended by adding the following to the end thereof:


Notwithstanding the foregoing, the term "Eligible Employee" shall not, however, include an employee who is employed as a temporary part-time field service valve technician in connection with the operations of the Company or its Affiliates in Williamsport, Pennsylvania.

2. DISTRIBUTIONS.
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Section 6.13, entitled "Rate of Distribution," is hereby redesignated as Section
6.14, and said Section 6.14 of the Plan is amended by adding the following to the end thereof:

"Notwithstanding any other provision of this Plan to the contrary, all distributions hereunder shall be made in accordance with the minimum distribution requirements and the minimum distribution incidental benefit requirements of Section 401(a)(9) of the Code, including as further set forth in Proposed Treasury Regulations 1.401(a)(9)-1 and 1.401(a)(9)-2."

3. EFFECTIVE DATE.
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This Amendment Number One shall be effective as of January 1, 1997, except as to Paragraph 2 hereof which shall be effective as of January 1, 1996.

4. RATIFICATION AND RE-AFFIRMATION.
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Except as specifically amended hereby, the Plan, as heretofore amended to date shall remain in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed at
Long Beach, California, as of the ____ day of ________________, 1997.

                            BW/IP International, Inc.

                            By _________________________________

                            Its ___________________________